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                   Prudential Small Company Value Fund, Inc.

                       Supplement dated April 24, 1998 to
                       Prospectus dated December 2, 1997

    The following information supplements the information contained in the Prospectus under 'Shareholder Guide--How to Buy Shares of the Fund':

    Effective at the close of business on April 24, 1998, the Fund will continue to offer its shares to existing shareholder accounts, including (i) Retirement Programs, PruArray Association Benefit Plans and PruArray Savings Programs that are currently shareholders of the Fund and successor or related programs and plans, (ii) Programs and Plans to which Prudential Retirement Services has made a proposal prior to April 24, 1998 and successor or related programs and plans,
(iii) investors who have executed a Letter of Intent prior to April 24, 1998,
(iv) shareholders who have elected to reinvest dividends and/or distributions and (v) current shareholders participating in automatic saving accumulation plans. However, the Fund temporarily has suspended the the sale of shares to new accounts to moderate cash flows until there is a determination by the Fund's investment adviser that significant cash inflows may be accommodated by the Fund.

MF109C-1 (4/24/98)